                                   SUBLEASE

1. PARTIES.
   This Sublease, dated          October 24           , 19 96 , is made between
                       Norian Corporation                         ("Sublessor"),
   and           Hybrid Networks, Inc.                     ("Sublessee").
2. MASTER LEASE.
   Sublessor is the lessee under a written lease dated    August 22    , 19 96 ,
   wherein       Bubb Partners, A California General Partnership      ("Lessor")
   leased to Sublessor the real property located in the City of   Cupertino    ,
   County of  Santa Clara       , State of    California                       ,
   described as  10201 Bubb Rd, consisting of approximately 9,216 square feet
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   ("Master Premises"). Said lease has been amended by the following
   amendments   None
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   said lease and amendments are herein collectively referred to as the
   "Master Lease" and are attached hereto as Exhibit "A."

3. PREMISES.
   Sublessor hereby subleases to Sublessee on the terms and conditions set forth in this Sublease the following portion of the Master Premises
   ("Premises"):   All
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4. WARRANTY BY SUBLESSOR.
   Sublessor warrants and represents to Sublessee that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not now, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublessor has no knowledge of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Master Lease.

5. TERM.
   The term of this Sublease shall commence on   February 1      ,19 97
   ("Commencement Date"), or when Lessor consents to this Sublease (if such consent is required under the Master Lease), whichever shall last occur, and
   end on    August 31      , 19  97  ("Termination Date"), unless otherwise
   sooner terminated in accordance with the provisions of this Sublease. In the event the Term commences on a date other than the Commencement Date, Sublessor and Sublessee shall execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Premises ("Possession") shall be delivered to Sublessee on the commencement of the Term. If for any reason Sublessor does not deliver Possession to Sublessee on the commencement of the Term, Sublessor shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay, and the validity of this Sublease shall not be impaired, but rent shall abate until delivery of Possession. Notwithstanding the foregoing, if Sublessor has not delivered Possession to Sublessee within thirty (30) days after the Commencement Date, then at any time thereafter and before delivery of Possession, Sublessee may give written notice to Sublessor of Sublessee's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be at least ten (10) days after delivery of said notice to Sublessor. If Sublessor delivers Possession to Sublessee on or before such effective date, this Sublease shall remain in full force and effect. If Sublessor fails to deliver Possession to Sublessee on or before such effective date, this Sublease shall be cancelled, in which case all consideration previously paid by Sublessee to Sublessor on account of this Sublease shall be returned to Sublessee, this Sublease shall thereafter be of no further force or effect, and Sublessor shall have no further liability to Sublessee on account of such delay or cancellation. If Sublessor permits Sublessee to take Possession prior to the commencement of the Term, such early Possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease, including without limitation the payment of rent.

6. RENT
   6.1  MINIMUM RENT. Sublessee shall pay to Sublessor as minimum rent, without deduction, setoff, notice, or demand, at  10260 Bubb Rd., Cupertino,
   CA  95014   or at such other place as Sublessor shall designate from time to
   time by notice to Sublessee, the sum of   thirteen thousand, eight hundred
   twenty-four    Dollars ($ 13,824.00     ) per month, in advance on the first
   day of each month of the Term. Sublessee shall pay to Sublessor upon
   execution of this Sublease the sum of   thirteen thousand, eight hundred
   twenty-four    Dollars  ($ 13,824.00     ) as rent for   February, 1997    .
   If the Term begins or ends on a day other than the first or last day of a month, the rent for the partial months shall be prorated on a per diem basis. Additional provisions:
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   6.2  OPERATING COSTS. If the Master Lease requires Sublessor to pay to Lessor all or a portion of the expenses of operating the building and/or project of which the Premises are a part ("Operating Costs"), including but not limited to taxes, utilities, or insurance, then
   Sublessee shall pay to Sublessor as additional rent   one hundred
   percent ( 100  %) of the
   amounts payable by Sublessor for Operating Costs incurred during the Term.
   Such


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

     additional rent shall be payable as and when Operating Costs are payable by Sublessor to Lessor. If the Master Lease provides for the payment by Sublessor of Operating Costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual Operating Costs are made under the Master Lease, the obligations of Sublessor and Sublessee hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublessor under this Subsection 6.2 shall survive such expiration or termination. Sublessor shall, upon request by Sublessee, furnish Sublessee with copies of all statements submitted by Lessor of actual or estimated Operating Costs during the Term.

7. SECURITY DEPOSIT.
   Sublessee shall deposit with Sublessor upon execution of this Sublease
   the sum of    thirteen thousand, eight hundred twenty-four    Dollars  ($
   13,824.00) as security for Sublessee's faithful performance of Sublessee's obligations hereunder ("Security Deposit"). If Sublessee fails to pay rent or other charges when due under this Sublease, or fails to perform any of its obligations hereunder, Sublessor may use or apply all or any portion of the Security Deposit for the payment of any rent or other amount then due hereunder and unpaid, for the payment of any other sum for which Sublessor may become obligated by reason of Sublessee's default or breach, or for any loss or damage sustained by Sublessor as a result of Sublessee's default or breach. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within ten (10) days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited, and Sublessees's failure to do so shall constitute a default under this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security
   Deposit as is then held by Sublessor. Within    thirty   (30)  days after the
   Term has expired, or Sublessee has vacated the Premises, or any final adjustment pursuant to Subsection 6.2 hereof has been made, whichever shall last occur, and provided Sublessee is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not theretofore been applied by Sublessor, shall be returned to Sublessee or to the last assignee, if any, of Sublessee's interest hereunder.

8. USE OF PREMISES.
   The Premises shall be used and occupied only for    General Office       ,
   and for no other use or purpose.

9. ASSIGNMENT AND SUBLETTING.
   Sublessee shall not assign this Sublease or further sublet all or any part of the Premises without the prior written consent of Sublessor (and the consent of Lessor, if such is required under the terms of the Master Lease).

10. OTHER PROVISIONS OF SUBLEASE.

         SEE INSERT ONE
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    Sublessee assumes and agrees to perform the lessee's obligations under the
    Master Lease during the Term to the extent that such obligations are applicable to the Premises, except that the obligation to pay rent to Lessor under the Master Lease shall be considered performed by Sublessee to the extent and in the amount rent is paid to Sublessor in accordance with
    Section 6 of this Sublease. Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublessor shall exercise due diligence in attempting to cause Lessor to perform its obligations under the Master Lease for the benefit of Sublessee. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master
    Premises or the building or project of which the Master Premises are a part, the exercise of such right by Sublessor shall not constitute a default or breach hereunder. Notwithstanding any provision to the contrary, Sublessor's liability for damages to Sublessee shall not include and liability for consequential damages and shall be limited to the total amount of rent to be paid to Sublessor by Sublessee pursuant to this Sublease.

11. ATTORNEYS' FEES.
    If Sublessor, Sublessee, or Broker shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney's fees.

12. AGENCY DISCLOSURE.
    Sublessor and Sublessee each warrant that they have dealt with no other real estate broker in connection with this transaction except: Kirk C. Syme,
    Corporate R.E. Consulting      who represents   Sublessor
    and                              NA                , who represents
             NA                           . In the event that
      NA            represents both Sublessor and Sublessee, Sublessor and
    Sublessee hereby confirm that they were timely advised of the dual representation and that they consent to the same, and that they do not expect said broker to disclose to either of them the confidential information of the other party.

13. COMMISSION.
    Upon execution of this Sublease, and consent thereto by Lessor (if such consent is required under the terms of the Master Lease), Sublessor shall pay Broker a real estate brokerage commission in accordance with Sublessor's contract with Broker for the subleasing of the Premises, if any, and
    otherwise in the amount of        NONE        Dollars ($   -0-  ), for
    services rendered in effecting this Sublease. Broker is hereby made a third party beneficiary of this Sublease for the purpose of enforcing its right to said commission.

14. NOTICES.

    All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Sublessor to Sublessee shall be sent in accordance with section 60 of the Master Lease to the Sublessee at the Premises, and to the address hereinbelow, or to such other place as Sublessee may from time to time designate in a notice to the Sublessor. All notices and demands by the Sublessee to Sublessor shall be sent by United States Mail, postage prepaid, addressed to the Sublessor at the address set forth herein, and to such other person or place as the Sublessor may from time to time designate in a notice to the Sublessee.

     To Sublessor: 10260 Bubb Rd., Cupertino, CA  95014
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     To Sublessee: 10161 Bubb Rd., Cupertino, CA  95014
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15.  CONSENT BY LESSOR.
     THIS SUBLEASE SHALL BE OF NO FORCE OR EFFECT UNLESS CONSENTED TO BY LESSOR WITHIN 10 DAYS AFTER EXECUTION HEREOF, IF SUCH CONSENT IS REQUIRED UNDER THE TERMS OF THE MASTER LEASE.

16.  COMPLIANCE.
     The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights
     Act and all amendments thereto, the Foreign Investment In Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

Sublessor: Norian Corporation          Sublessee: Hybrid Networks, Inc.
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By: /s/ Claude Pering                  By: /s/ Richard Fuller
   ---------------------------------      ----------------------------------

Title: EXEC. V.P., OPERATIONS          Title: VP, FINANCE
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By:                                    By:
   ---------------------------------      ----------------------------------

Title:                                 Title:
      ------------------------------         -------------------------------

Date: 11/20/96                         Date: 11/15/96
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                        LESSOR'S CONSENT TO SUBLEASE

The undersigned ("Lessor"), lessor under the Master Lease, hereby consents to the foregoing Sublease without waiver of any restriction in the Master
Lease concerning further assignment or subletting. Lessor certifies that, as of the date of Lessor's execution hereof, Sublessor is not in default or breach of any of the provisions of the Master Lease, and that the Master Lease has not been amended or modified except as expressly set forth in the foregoing Sublease.

Lessor: Bubb Partners, A California General Partnership
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By:
   ---------------------------------

Title:
      ------------------------------

By:
   ---------------------------------

Title:
      ------------------------------

Date:
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   CONSULT YOUR ADVISORS - This document has been prepared for approval by your attorney. No representation or recommendation is made by Broker as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney.

   In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person, with experience in evaluating the condition of the property, including the possible presence of asbestos, hazardous materials and underground storage tanks.
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17.  RIGHT OF FIRST REFUSAL TO SUBLEASE 10161 BUBB RD.

                 CP                               RF

Sublessee currently leases the building located at 10161 Bubb Rd. under a lease dated 5/25/95 with Devcon Bubb Investors as lessor with a lease term expiring May 31, 1998. In the event Sublessee desires to sublease all or part of 10161 Bubb Rd. prior to June 1, 1998, Sublessee shall first give notice to Sublessor of the anticipated date of availability for occupancy and the terms under which Sublessee desires to offer such space to Sublessor and to the open market. If Sublessor desires to negotiate for the potential expansion into 10161 Bubb Rd., Sublessor shall give written notice of such intent within 15 business days following receipt of Sublessee's notice, and Sublessor and Sublessee shall proceed to negotiate in good faith for up to 30 days following. If Sublessor and Sublessee have not reached some agreement on or before the end of such 30 day period then Sublessee shall be free thereafter to offer such space to any person or entity and to enter into a sublease(s) for such space without any further reference to Sublessor; provided that, if Sublessee proposes to sublease such space to another person or entity on terms less favorable to Sublessee than evidenced by Sublessee's last offer to Sublessor in the aforementioned negotiations, then Sublessee shall notify Sublessor and Sublessor shall have the right to sublease such space on the same terms and conditions as proposed with such other person or entity. If Sublessee does not lease such space within four months following its notice to Sublessor identified above, then, if Sublessee continues to or again desires to offer space for lease, Sublessee shall again provide Sublessor with the Right of First Refusal as set forth in this paragraph.

Furthermore, in the event Sublessor exercises this Right of First Offer, Sublessee shall pay a fee to Kirk C. Syme, Corporate Real Estate
Consulting (Broker) equal to four (4%) percent of the gross remaining lease consideration. Such fee shall be due and payable upon execution of the Sublease for 10161 Bubb Rd. by Sublessee and Sublessor.

18   NO ASSIGNMENT OR SUBLETTING

Any transfer, circumstances or event which constitutes an assignment or subletting under the Master Lease shall constitute an assignment or subletting under this Sublease.


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

                          AMENDMENT (#1) TO SUBLEASE

THIS AMENDMENT #1 TO SUBLEASE DATED THE 24TH DAY OF OCTOBER, 1996, BY AND BETWEEN NORIAN CORPORATION ("SUBLESSOR") AND HYBRID NETWORKS, INC. ("SUBLESSEE").

                                  WITNESSETH:

WHEREAS, Sublessor and Sublessee entered into a Sublease Agreement, dated October 24, 1996, to sublease 9,216 square feet in a building commonly known as 10201 Bubb Road, Cupertino, CA and

WHEREAS, Sublessor and Sublessee desire to further amend the lease,

NOW, THEREFORE, in consideration of the following covenants and conditions contained herein, the parties agree as follows:

1. The Lease Term, as outlined in paragraph 5, shall be extended to September 30, 1998.

2. The Rent, as outlined in paragraph 6.1, shall be increased to read $18,432.00 per month effective September 1, 1997.

3. The Security Deposit, as outlined in paragraph 7, shall be increased to read $18,432.00 effective September 1, 1997.

IN WITNESS HEREOF, the parties have set their hands and seals on the date first above written.

Sublessor: Norian Corporation          Sublessee: Hybrid Networks, Inc.

By: /s/ C. Pering   5/28/97            By: /s/ William H. Fry
   --------------------------------        --------------------------------
        Claude Pering                           William Fry
Title: Executive Vice President,       Title: Vice President, Operations
       Operations

                                  INSERT ONE

     Except as specifically set forth below, all of the terms, provisions, and conditions in the Master Lease, together with any modifications thereto, are incorporated in this Sublease by reference, and are made a part hereof as if herein set forth at length. Sublessor being substituted for the "Lessor" under the Master Lease, Sublessee being substituted for the "Tenant" under the Master Lease, and Subleased Premises being substituted for "Premises" under the Master Lease. "Rent" under the Master Lease shall be deemed to refer to Rent hereunder. As used in this Sublease, the term "Building" shall mean the building in which the Premises are located. Notwithstanding the foregoing, (A) with respect to any matter requiring Lessor's consent under the Master Lease, Lessor's consent will be required under this Sublease, and no consent of Sublessor will be deemed to have occurred (regardless of the passage of time) unless Lessor has given its consent (or is deemed, pursuant to the terms of the Master Lease, to have given its consent) and Sublessor has given its consent, (B) Sublessor shall have no liability to Sublessee with respect to representations and warranties made by Lessor in the Master Lease or any indemnifications or other obligations or liabilities of Lessor with respect to Hazardous Materials or Environmental Laws, or Lessor's repair, maintenance, restoration, upkeep, insurance, and similar obligations under the Master Lease, regardless of whether or not the incorporation of one or more provisions of the Master Lease into the Sublease might otherwise operate to make Sublessor liable therefor, (C) in any case where under the incorporated provisions of the Master Lease the Lessor reserves or is granted the right to enter or use the Premises or any areas beneath, above or adjacent thereto, such reservation or grant of right of entry shall be deemed to be for the benefit of both Lessor and Sublessor, (D) in any case where under the incorporated provisions of the Master Lease Lessee is to indemnify and/or release Lessor, such indemnity and/or release shall be deemed to run from Sublessee to both Lessor and Sublessor, (E) in any case where under the incorporated provisions of the Master Lease Lessee is to execute and deliver certain documents to Lessor, such obligation shall be deemed to run from Sublessee to both Lessor and Sublessor, and (F) Sublessee shall name Sublessor and Lessor as additional insureds for the amounts stated in the Master Lease on all policies required to be carried by Sublessee.

     The following terms of the Master Lease are incorporated herein with the modifications specified below: the term "Lessor" shall refer only to Lessor and not to Sublessor in the first sentence of Section 7.2(a), in Section 8.2, and in Section 8.4; Sublessor shall have none of the obligations imposed on Lessor in Article 9 or in Article 14; Sublessee shall have no right to share in any condemnation award under Article 14 except to the extent that an award is separately made for Sublessee's relocation costs, Sublessee's trade fixtures or Sublessee's personal property; the provisions of Article 55 shall govern only the relationship between Sublessor and Sublessee; and the provisions of Section 60 regarding the addresses of the parties are deemed modified by Paragraph 14 of this Sublease.

     The following terms of the Master Lease are excluded from this Sublease and are not incorporated herein; Articles 1, 3, 4, 5, Sections 6.1, 6.2(a), 7.1, Article 12, Articles 15, 25, 39, 50, 51, 52, 53, and 59.


                   CP                                     RF